                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934




Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only [as permitted by
    Rule 14a-6(e)(2)]
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under ss.240.14a-12



                              LIFE SCIENCES, INC.
 ...............................................................................
                (Name of Registrant as Specified in its Charter)


 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:
     (1)   Title of each class of securities to which transaction applies:

     ..........................................................................

     (2)   Aggregate number of securities to which transaction applies:

     ..........................................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ..........................................................................

     (4)   Proposed maximum aggregate value of transaction:

     ..........................................................................

     (5)   Total fee paid:

     ..........................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

     ..........................................................................

     (2)   Form, Schedule or Registration Statement No.:

     ..........................................................................

     (3)   Filing Party:

     ..........................................................................

     (4)   Date Filed:

     ..........................................................................

                  [graphic logo omitted]               LIFE
                                                       SCIENCES, INC.

                                             Notice of Fall 2000 Annual Meeting
                                                            and Proxy Statement

                              Life Sciences, Inc.

               NOTICE OF FALL 2000 ANNUAL MEETING OF STOCKHOLDERS

                        To be Held on December 18, 2000


         NOTICE IS HEREBY GIVEN that the Fall 2000 Annual Meeting of Stockholders of Life Sciences, Inc. (the "Company") will be held at the offices of the Company, 2900 - 72nd Street North, St. Petersburg, Florida 33710, on Monday, December 18, 2000 at 1:00 p.m., local time, for the following purposes as more fully described in the accompanying proxy statement:


         1. To elect three directors of the Company to hold office until the next annual election and until their respective successors are elected and qualified;

         2. To adopt an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock from 7,000,000 to 15,000,000;

         3. To ratify the appointment of Grant Thornton LLP as the independent accountants of the Company for the 2001 fiscal year; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         In accordance with the Bylaws of the Company, the Board of Directors has selected the close of business on October 19, 2000 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                         By Order of the Board of Directors


                                         Alex A. Burns

                                         Corporate Secretary



St. Petersburg, Florida

December 4, 2000




YOUR VOTE IS IMPORTANT. THE BOARD OF DIRECTORS URGES YOU TO MARK, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL ASSURE THAT YOUR VOTE WILL BE COUNTED AND WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING IF YOU CHOOSE TO DO SO.

                              Life Sciences, Inc.
                            2900 - 72nd Street North
                         St. Petersburg, Florida 33710
                                 (727) 345-9371
                        --------------------------------

                                PROXY STATEMENT
                    FALL 2000 ANNUAL MEETING OF STOCKHOLDERS
                               December 18, 2000
                        --------------------------------


                                  INTRODUCTION

Solicitation and Voting of Proxies


         This proxy statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Life Sciences, Inc. ("LSI" or the "Company") for use at the Fall 2000 Annual Meeting of Stockholders of LSI to be held on Monday, December 18, 2000 at 1:00 p.m., local time, and any adjournments thereof (the "Annual Meeting" or the "Meeting") for the purposes set forth in the preceding notice of the Meeting. The Meeting will be held at the offices of the Company, 2900 - 72nd Street North, St. Petersburg, Florida 33710. The approximate date of mailing of this proxy statement and accompanying form of proxy is December 4, 2000.


         The Board of Directors of LSI has selected the close of business on October 19, 2000 as the record date for the Meeting in accordance with LSI's Bylaws. Only those stockholders of record as of the close of business on that date will be entitled to notice of and to vote at the Meeting and any adjournment thereof. On the record date, 4,196,670 shares of common stock, $.10 par value, of LSI ("Common Stock") were outstanding. Stockholders will be entitled to one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may properly be presented at the Meeting for consideration and action by stockholders.

         All valid proxies received on a timely basis in response to this solicitation will be voted in accordance with the directions given therein by the stockholder executing the proxy or, if no directions are given, as indicated on the form of proxy. Stockholders may revoke their proxies at any time before they are voted at the Meeting by giving written notice of revocation to the Corporate Secretary of LSI, by delivering to LSI's offices (attention Corporate Secretary) a duly executed proxy bearing a later date, or upon request if the stockholder is present at the Meeting and chooses to vote in person.

         For purposes of determining a quorum for the Annual Meeting, proxies marked as abstaining or as votes withheld, and any shares represented by broker non-votes, are counted as present at the Meeting. Abstentions, votes withheld and broker non-votes will not be treated as "no" votes in the election of directors, will not be included in the vote and will have no effect on the outcome of the vote. With respect to the adoption of an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock from 7,000,000 to 15,000,000, abstentions and broker non-votes will effectively be treated as votes against the proposal. In the vote on the ratification of the appointment of Grant Thornton LLP as LSI's independent accountants for the 2001 fiscal year, broker non-votes will have no impact on the result and abstentions will effectively be treated as a vote against the proposal.


Method and Expense of Solicitation

         Proxies may be solicited in person, or by telephone, facsimile transmission, telegram or other means, by directors, officers or regular employees of LSI. These persons will not receive any additional compensation for their services. LSI will request record holders of Common Stock beneficially owned by others to forward proxy materials to and to obtain proxies from the beneficial owners of those shares. Upon request, LSI will reimburse these record holders for reasonable out-of-pocket expenses incurred by them in complying with LSI's request. LSI will also pay the other costs of this proxy solicitation.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


         No person or any "group" [as that term is used in section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")] is known to the Company to own beneficially more than 5% of the outstanding Common Stock as of November 17, 2000, except as described in the following table.



---------------------------------- ------------------------- ------------------
        Name and Address               Amount and Nature         Percent of
      of Beneficial Owner           of Beneficial Ownership         Class
---------------------------------- ------------------------- ------------------

Alex A. Burns
2900 - 72nd Street North                  350,100 (1)           7.70% (1)
St. Petersburg, Florida 33710
---------------------------------- ------------------------- ------------------

Louis D. Srybnik
140 - 53rd Street                       2,011,230 (2) (3)      47.92% (2) (3)
Brooklyn, New York 11232
---------------------------------- ------------------------- ------------------

Simon Srybnik
140 - 53rd Street                       2,369,323 (2) (4)      56.46% (2) (4)
Brooklyn, New York 11232
---------------------------------- ------------------------- ------------------

Estate of Julius B. Srybnik
140 - 53rd Street                       1,950,738 (2) (5)      46.48% (2) (5)
Brooklyn, New York 11232
---------------------------------- ------------------------- ------------------

Kerns Manufacturing Corp.
3714 - 29th Street                        656,909 (6)          15.65% (6)
Long Island City, New York 11101
---------------------------------- ------------------------- ------------------

Sutton Investing Corp.
140 - 53rd Street                         774,453 (7)          18.45% (7)
Brooklyn, New York 11232
---------------------------------- ------------------------- ------------------

         (1) Includes 350,000 shares of Common Stock subject to presently exercisable stock options held by Mr. Burns. These shares are considered to be outstanding for purposes of calculating the percentage shown for him.

         (2) Includes an aggregate of 1,784,088 shares beneficially owned, directly or indirectly, by seven corporations (including the two named in the table text) directly or indirectly owned by Louis D. Srybnik, Simon Srybnik and the Estate of Julius B. Srybnik, each of whom directly or indirectly owns one-third of the outstanding stock of each of the entities and shares in the voting and/or investment power with respect to the LSI Common Stock owned by such entities. Accordingly, these same 1,784,088 shares are shown in the table as beneficially owned by each of Louis D. Srybnik, Simon Srybnik and the Estate of Julius B. Srybnik.

         (3)      Includes direct ownership of 227,142 shares.

         (4)      Includes direct ownership of 585,235 shares.

         (5) Includes direct ownership of 166,650 shares, of which 150 shares are held for Jed Srybnik, the son of the late Julius B. Srybnik.

         (6) Includes 612,465 shares owned directly and an additional 44,444 shares owned by a wholly owned subsidiary, Apex Organization, Inc. All of these shares are also shown in the table as beneficially owned by each of Louis D. Srybnik, Simon Srybnik and the Estate of Julius B. Srybnik. See note
(2) to this table.

         (7) These shares are also shown in the table as beneficially owned by each of Louis D. Srybnik, Simon Srybnik and the Estate of Julius B. Srybnik. See note (2) to this table.


                             ELECTION OF DIRECTORS

         Each director of LSI holds office for the term for which elected and until any successor has been elected and qualified, or until resignation, removal from office or death. Three directors of LSI are to be elected at the Annual Meeting to hold office until the next annual election and until their respective successors are elected and qualified. The nominees for election as directors at the Annual Meeting are shown in the following table. Each of these nominees for election is currently a director of the Company, and has consented to being named as a nominee in this proxy statement and to serve as a director if elected. However, if any nominee becomes unavailable prior to the Annual Meeting, the proxies solicited hereby will be voted for the election of any other person designated by the Board of Directors of LSI.

         Directors will be elected by a plurality of the votes cast in person and by proxy at the Annual Meeting. That is, the nominees receiving the three highest number of votes for election will be elected since three directors are to be elected at the Meeting. The Board of Directors recommends a VOTE FOR the election of each of the nominees.


         Each of the directors and executive officers of the Company is shown in the following table, as are all persons presently nominated to become a director or an executive officer of the Company. The following table also sets forth certain additional information regarding those persons, including their respective beneficial ownership of Common Stock, and the beneficial Common Stock ownership of all directors and executive officers of LSI as a group. Beneficial ownership of Common Stock is set forth as of November 17, 2000.


----------------- ------------------------------------- ------------- ------------- ------------------- -----------------
Name and Age or            Position(s) with                 Period
  Identity of                  LSI and                      Served       Current        Beneficial           Percent
    Group                 Pincipal Occupation                 as          Term         Common Stock            of
                          During Last 5 Years              Director      Expires        Ownership             Class
----------------- ------------------------------------- ------------- ------------- ------------------- -----------------

Simon Srybnik     Director, Chairman, Chief Executive        1963       Fall 2000      2,369,323(1)        56.46%(1)
     84           Officer, President and Treasurer;          until        Annual
                  nominee for re-election as a               2000        Meeting
                  director; a New York based
                  industrialist active in a number of
                  closely held businesses, including
                  Kerns Manufacturing Corp. and S&S
                  Machinery Corp., whose activities
                  include precision manufacturing and
                  merchandising of industrial
                  equipment

----------------- ------------------------------------- ------------- ------------- ------------------- -----------------

Norman            Nominee for re-election as a               Since      Fall 2000
J. Marcus         director; for more than the past          June 6,       Annual          25,000(2)        Less than
M.D.              five years, a psychiatrist and             2000        Meeting                            1.00%(2)
     59           Chief of Pain Service and Director
                  of New York Pain Treatment Program,
                  Lenox Hill Hospital (1983-1998) and
                  Clinical Associate Professor in
                  Anesthesiology and Psychiatry, NYU
                  School of Medicine (1999-present)

----------------- ------------------------------------- ------------- ------------- ------------------- -----------------

Alex A. Burns     Vice President and Secretary;              Since      Fall 2000        350,100(3)         7.70%(3)
     60           nominee for re-election as a              June 6,       Annual
                  director; employed by the Company          2000        Meeting
                  since 1984, and its General Manager
                  for more than the past five years

----------------- ------------------------------------- ------------- ------------- ------------------- -----------------

All directors, executive                                                               2,744,423 (4)       60.03%(4)
officers and nominees
as a group (3 persons)

----------------- ------------------------------------- ------------- ------------- ------------------- -----------------


         (1) See notes (2) and (4) to the table presented above under the caption "Security Ownership of Certain Beneficial Owners".

         (2) These shares are subject to a presently exercisable stock option held by Dr. Marcus. These shares are considered to be outstanding for purposes of calculating the percentage shown for him and at note (4) to this table.

         (3) Includes 350,000 shares of Common Stock subject to presently exercisable stock options held by Mr. Burns. These shares are considered to be outstanding for purposes of calculating the percentage shown for him and at note (4) to this table.

         (4)      See the other notes to this table.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act and applicable regulations require all officers, directors and persons who beneficially own more than 10% of the Common Stock (collectively, the "Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"), and to furnish copies to the Company. Specific due dates for these reports have been established by statute and the SEC. LSI is required to report herein specified information regarding failures to file those reports on a timely basis. Dr. Marcus filed two late reports, one relating to his election as a director in June 2000 and the other relating to the stock option granted to him in that same month. Based on the Company's review of applicable records made available to it, the Company believes all Section 16(a) filing requirements applicable to the Reporting Persons with respect to fiscal year 2000, and in the period of time since May 31, 2000 through the record date for the Annual Meeting, have been complied with except as stated.

Board Meetings, Committees and Remuneration


         Board Meetings and Committees. LSI's Board of Directors did not hold any meetings during the fiscal year ended May 31, 2000, but did act by unanimous written consent. The Board of Directors does not have a standing audit, nominating or compensation committee.


         Compensation of Directors. There are no standard arrangements for the compensation of directors for their service on the Board of Directors. Expenses for attendance at meetings of the Board are either paid directly by the Company or reimbursed to directors. In addition, Dr. Marcus was granted a fully vested and immediately exercisable option to purchase 25,000 shares of Common Stock at $0.602 per share (not less than fair market value on date of grant) in June 2000 in connection with his service as a director.

Executive Compensation

         Summary Compensation Table. The following table sets forth certain information with respect to compensation awarded, earned or paid during the three fiscal years ended May 31, 2000 to Simon Srybnik and Alex A. Burns, the Company's only two executive officers, for their service in all capacities to LSI and its subsidiary.


                           Summary Compensation Table


                                                                        Long Term
                                                                      Compensation
                                        Annual Compensation Awards       Awards
------------------------------------- ------------------------------- ------------- ---------------
                                                             Other      Securities
                                        Fiscal              Annual      Underlying     All Other
       Name and Principal Positions      Year    Salary  Compensation    Options      Compensation
------------------------------------- --------- -------  ------------- ------------- ---------------

Simon Srybnik, Chairman of the Board,    2000     -0-        -0-          -0-             -0-(1)
Chief Executive Officer and President    1999     -0-        -0-          -0-             -0-
                                         1998     -0-        -0-          -0-             -0-
------------------------------------- --------- ------- ------------- ------------- ---------------

Alex A. Burns                            2000   $35,000      -0-(2)       -0-             -0-
Vice President and General Manager       1999   $35,000      -0-        50,000(3)         -0-
                                         1998   $35,000      -0-          -0-             -0-
------------------------------------- --------- ------- ------------- ------------- ---------------

         (1) Expenses in connection with Mr. Srybnik's performance of his duties for LSI are either paid directly by the Company or reimbursed to him.

         (2) The Company makes a leased automobile available for use by Mr. Burns. The dollar value of any personal use of the automobile is excluded from the table because the amount thereof, if any, is less than 10% of his annual salary.

         (3) Represents two options granted to Mr. Burns in 1999. See the text and table following the caption "Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values" below.

         Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values. The following table sets forth certain information with respect to all options held by Alex A. Burns at May 31, 2000. Mr. Simon Srybnik, the only other executive officer of the Company, does not hold any options granted by LSI.



------------------ -------------------------- ------------------------------ -------------------------- -----------------------

                                                                                   Value of Unexercised
                                                                               Number of Securities
                                                                              Underlying Unexercised     In-the-Money Options
                                                                                Options at FY-End:            at FY-End:
                        Shares Acquired                                            Exercisable/              Exercisable/
    Name                  on Exercise                Value Realized                Unexercisable            Unexercisable
------------------ -------------------------- ------------------------------ -------------------------- -----------------------

Alex A. Burns               - - - (1)                   - - - (1)                   350,000 (2)/             $304,500 (3)/
                                                                                       - 0 -                     N/A
------------------ -------------------------- ------------------------------ -------------------------- -----------------------


         (1)      Mr. Burns did not exercise any options during fiscal 2000.

         (2) Represented by two options granted in fiscal 1999 at $0.405 per share (not less than fair market value on date of grant), one of which (150,000 shares) was granted under the Company's 1990 Employee Stock Option Plan and the other of which (200,000 shares) was granted outside of the terms of any established stock option plan.

         (3) Amount shown is the difference between the option exercise price of $0.405 per share and the reported closing price of $1.275 per share in the over-the-counter market at fiscal 2000 year-end, times the 350,000 shares.


Transactions With Certain Related Persons

         During a period of more than five years preceding June 1, 1998, which date was the beginning of the Company's 1999 fiscal year, various business entities owned directly or indirectly in equal shares by Simon Srybnik and his two brothers, Louis D. and Julius B. Srybnik, and Simon Srybnik and Louis D. Srybnik individually, provided various loans in amounts that were required, when combined with the limited revenues of LSI during the period, to allow LSI to continue in business and to carry out only those activities absolutely essential to its survival. Julius B. Srybnik passed away in August 2000. Simon Srybnik is a director of the Company, a nominee for re-election as a director of the Company, and is the Company's Chairman, Chief Executive Officer and President. He, his brother Louis, and the estate of his deceased brother may be considered to be the "parents" of LSI within the meaning of the Exchange Act by virtue of their direct and indirect beneficial ownership of LSI Common Stock. See the tabular information and related notes presented above under the caption "Security Ownership of Certain Beneficial Owners".

         While there may have been some upward and downward fluctuations in the total amounts due to these affiliated parties during the period, from May 31, 1993 to May 31, 1998 the aggregate amount of the indebtedness to these related parties, including interest and other charges, increased from approximately $707,000 to approximately $2,425,000. The rates of interest on these loans during this period was typically between 10.5% and 11.5%. No interest accrued on this debt subsequent to May 31, 1998. In the fiscal year ended May 31, 1999, the principal of this indebtedness increased by $103,165 (net). All of this indebtedness was eliminated through restructuring transactions between the Company and these related parties in fiscal 1999.

         Approximately $905,000 of the total of this indebtedness was eliminated through the conversion in April and May 1999 of a total of $568,829 of principal into 1,399,927 shares of the Company's Common Stock and the forgiveness by the creditors of the balance. Louis D. Srybnik agreed in April 1999 to accept 57,142 shares of Common Stock at $0.4375 per share in payment and discharge of the $25,000.00 principal amount of a debt due to him in connection with his earlier loan to the Company. In May 1999 Simon Srybnik and certain of the business entities controlled by him and his two brothers (Kerns Manufacturing Corp., Industrial Renting Corp., Continental Salvage Corp., Sutton Investing Corp., S&S Machinery Corp., and Apex Organization, Inc.) agreed to accept an aggregate of 1,342,785 shares of Common Stock at $0.405 per share in payment and discharge of the $543,829.39 aggregate principal amount of indebtedness represented by various separate loans made by them to LSI over the prior years. Interest and other charges due on these debts were forgiven in these stock issuance transactions. The prices at which the shares were issued in these transactions were each equal to the approximate mean between the last available reported bid and ask prices of the Common Stock in the over-the-counter market prior to the respective dates of the transactions. Kerns Manufacturing Corp. was a more than 10% beneficial owner of the Common Stock prior to the May 1999 transaction and increased its ownership through it, and Sutton Investing Corp. became a more than 10% beneficial owner of the Common Stock through that transaction.

         Also in May 1999, the Company sold an outlying parcel of its land to an unaffiliated neighboring business for $200,000 cash. In a separate transaction on the same day with a related business entity, the Company sold all of its remaining real estate and entered into a lease for the laboratory and office facilities it historically owned and occupied. The latter sale transaction satisfied $859,075 of the principal amount of a mortgage on the property and, via forgiveness of interest and other amounts, extinguished an additional approximately $764,000 of real estate related indebtedness. The Company's aggregate depreciated historical cost from the 1960's of all of the land and building improvements was less than $500,000. The aggregate of the sales prices in these two real estate sale transactions was slightly greater than an appraisal secured about a year earlier of the entire property. The mortgage satisfaction real estate transaction and the lease transaction were effected with 186-194 Imlay Street Realty Corp. ("Imlay Street Realty"), one of the business entities equally owned by Simon Srybnik, Louis D. Srybnik and the Estate of Julius B. Srybnik.

         Imlay Street Realty leases the laboratory and office facilities of the Company to the Company under a five year lease expiring in 2004. The lease of the approximately 24,000 facility in St. Petersburg, Florida provides for an annual rental for the initial two years of $90,000. The rent is subject to adjustment each two years thereafter to reflect current market rental rates, but not less than the initial rate. Payment of $90,000 in rent for fiscal year 2000 has been deferred. Also with respect to fiscal 2000, the Company was advanced an aggregate of $70,000 by business entities equally owned by Simon Srybnik, Louis D. Srybnik and the Estate of Julius B. Srybnik. This amount was used to fund current operations. Of this amount, $30,000 was repaid by May 31, 2000, and the balance was retired in July 2000. An additional approximately $65,000 has been advanced by these same sources to the Company in the period ended September 30, 2000 to fund its operations since May 31, 2000. No interest has been charged on these advances.


             ADOPTION OF AMENDMENT TO CERTIFICATE OF INCORPORATION

         The Board of Directors deems it advisable and recommends that the stockholders of the Company adopt a proposed amendment to the Certificate of Incorporation, as amended, of the Company (the "Certificate") to increase the authorized number of shares of Common Stock from 7,000,000 shares to 15,000,000 shares.


         At November 17, 2000 there were 4,196,670 shares of Common Stock outstanding. If the amendment to the Certificate is adopted by stockholders, 10,803,330 shares of Common Stock would be authorized and unissued. An aggregate of 1,385,000 shares of Common Stock are reserved at November 17, 2000 for issuance under stock option plans of the Company or option grants outside of the terms of those plans. Except for those plan or option shares, and up to an aggregate of approximately 1,000,000 shares that could be issued in capital enhancement and acquisition transactions being considered by the Company and proposed transactions for the reduction of LSI debt, the Company has not entered into any agreement or understanding, and has no present plans, for the issuance of additional shares of Common Stock. No further stockholder action would be required prior to the issuance of the additional Common Stock to be authorized by the proposed amendment to the Certificate, except as may be required in particular cases by applicable law or the rules of any stock exchange on which securities of the Company may then be listed. No preemptive rights apply to the Common Stock.


         The purpose of the Board of Directors in proposing the increase in the authorized number of shares is to have shares available for future issuances from time to time as and when the Board determines that such issuances may be desirable without the expense and delay of a meeting of stockholders. Those issuances might, for example, be for possible future stock splits, stock dividends, employee benefit plan issuances, equity financings, acquisitions and other corporate purposes. Future issuances of Common Stock or securities convertible into Common Stock in financings, acquisitions and other corporate transactions would have the effect of diluting the voting rights and could have the effect of diluting the earnings per share and book value per share of current stockholders of the Company. Although not the purpose of the Board, the availability for issuance of additional Common Stock could be viewed as intended to make more difficult any effort to effect a change in control of LSI by, for example, having those additional shares available to dilute the stock ownership of any person seeking to gain control, or to effect a private placement of shares with purchasers who would support the Board in opposing any hostile takeover attempt. The Board is not aware of any efforts to obtain control of the Company, and does not presently contemplate recommending to stockholders the adoption of any other amendments to the Certificate which could be construed as adversely affecting the ability of third parties to acquire or to change the control of LSI.

         The Company is also authorized under the Certificate to issue 500,000 shares of Preferred Stock, $.10 par value, in such series and with such terms as the Board may approve from time to time. None of those shares of Preferred Stock are outstanding at the date of this proxy statement. If approved, the proposed amendment to the Certificate would change the first paragraph of Article FOURTH of the Certificate to read in its entirety as follows:

         "FOURTH: The total number of shares of stock which the Corporation is authorized to issue is 15,500,000, of which 15,000,000 shares of the par value of $.10 per share are to be Common Stock, and 500,000 shares of the par value of $.10 per share are to be Preferred Stock."

         Adoption of the proposed amendment to the Certificate requires the affirmative vote of a majority of the outstanding Common Stock. The Board of Directors recommends a VOTE FOR adoption of the amendment to the Certificate.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the firm of Grant Thornton LLP to serve as LSI's independent certified public accountants for the year ending May 31, 2001, subject to ratification of this appointment by the stockholders of LSI. A representative of Grant Thornton LLP is expected to be present at the Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if the representative desires to do so.

         Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting. If stockholders do not ratify the appointment by the Board of Directors of Grant Thornton LLP, the Board of Directors will reconsider the appointment. The Board of Directors recommends a VOTE FOR ratification of this appointment.


                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING


         Any stockholder proposal intended to be presented at the next annual meeting of stockholders of the Company must be received at LSI's principal executive offices not later than August 6, 2001 in order to be eligible to be considered for inclusion in LSI's proxy material for that meeting.

         In addition, the proxy solicited by the Board of Directors for the next annual meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless notice of such proposal is received by the Company at its principal executive offices not later than October 22, 2001.



                                 OTHER MATTERS

         The Board of Directors does not know as of the date of this proxy statement of any business to be presented for action at the Annual Meeting that is not described in this proxy statement. If any other business is properly presented before the Annual Meeting and may properly be voted upon, the proxies solicited hereby will be voted on those matters to the extent entitled in accordance with the best judgment of the proxyholders.

                                        By Order of the Board of Directors

                                        Alex A. Burns
                                        Corporate Secretary


December 4, 2000


         THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2000, INCLUDING THE FINANCIAL STATEMENTS FOR THE TWO YEARS THEN ENDED BUT EXCLUDING THE OTHER EXHIBITS, AND A SEPARATE LETTER TO STOCKHOLDERS FROM LSI'S PRESIDENT AND CHAIRMAN OF THE BOARD ARE BEING FURNISHED TO STOCKHOLDERS WITH THIS PROXY STATEMENT IN SATISFACTION OF THE REQUIREMENT FOR AN ANNUAL REPORT. THAT INFORMATION IS NOT PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

(proxy card appendix)




















                              LIFE SCIENCES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, revoking all prior proxies, hereby appoints Simon Srybnik and Alex A. Burns, and either of them, with full power of substitution, the proxies of the undersigned to vote all shares of the Common Stock of Life Sciences, Inc. ("LSI") that the undersigned is entitled to vote at the Fall 2000 Annual Meeting of Stockholders of LSI to be held as described in the accompanying Notice of Fall 2000 Annual Meeting of Stockholders and Proxy Statement for the meeting (collectively, the "Proxy Statement"), and at any adjournment thereof, on the matters described in the Proxy Statement in accordance with the instructions on the reverse side of this proxy.

                  CONTINUED AND TO BE VOTED, SIGNED AND DATED
                             ON THE REVERSE SIDE.

                          PLEASE MARK, DATE, SIGN AND
                          MAIL YOUR PROXY CARD BACK AS
                               SOON AS POSSIBLE!



                    FALL 2000 ANNUAL MEETING OF STOCKHOLDERS
                              Life Sciences, Inc.



                               DECEMBER 18, 2000






              | Please Detach and Mail in the Envelope Provided |


A  [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

       [ ] FOR all nominees                [ ] WITHHOLD AUTHORITY
           listed at right (except             to vote for all nominees
           as marked to the                    listed at right
           contrary below)

1.  ELECTION OF DIRECTORS.
    NOMINEES: Simon Srybnik, Norman J. Marcus, Alex A. Burns

2.  ADOPTION OF AMENDMENT INCREASE NUMBER OF SHARES
         [ ] TO        [ ] FOR        [ ]AGAINST

3.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS
         [ ] TO        [ ] FOR        [ ]AGAINST

4. The proxyholders are authorized to vote in their discretion on business as may properly come before the meeting.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

                                                       THIS PROXY WILL BE VOTED
                                                       AS DIRECTED HEREIN BY
                                                       THE UNDERSIGNED
                                                       STOCKHOLDER(S) WHEN
                                                       PROPERLY EXECUTED AND
                                                       RETURNED ON A TIMELY
                                                       BASIS. IF NO DIRECTION
                                                       IS GIVEN, THIS PROXY
                                                       WILL BE VOTED FOR
                                                       PROPOSALS 1, 2 AND 3.


Signature(s)______________________________________   Date________________, 2000

Signature(s)______________________________________   Date________________, 2000


Note: Please sign exactly as your name appears. All joint owners should sign. Custodians, guardians, executors, administrators, trustees, attorneys, partners and corporate officers signing should give full title as such.